*                              [GRAPHIC OMITTED]                               *

                                    Municipal
                                   High Income
                                    Fund Inc.

                                                                  Quarterly
                                                                   Report

                                                                      *

                                                                   January
                                                                   31, 2000

------------------------------------ * -----------------------------------------

                         Municipal High Income Fund Inc.

Dear Shareholder:

      We are pleased to provide the quarterly report for the Municipal High Income Fund, Inc. ("Fund") for the three months ended January 31, 2000. In this report, we seek to summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance and investment strategy can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

      The table below shows the annualized distribution rates and total returns based on the Fund's January 31, 2000 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(1)

        Price                       Annualized                  Three-Month
      Per Share                 Distribution Rate(2)            Total Return
      ---------                 --------------------            ------------
      $8.65 (NAV)                     6.73%                       (2.05)%
      $7.750 (NYSE)                   7.51%                       (1.27)%

      Over the three-month period covered by this report, the Fund paid income dividends totaling $0.15 per share and posted a total return of a negative 2.05% based on NAV. In comparison, the Fund's Lipper, Inc. peer group average returned a negative of 2.07% for the same period. (Lipper, Inc. is an independent fund tracking organization.)

Market and Economic Overview

      The municipal bond market went through a challenging year in 1999. Yields moved up all along the yield curve, causing the market value of existing holdings to erode significantly. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.)

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund, plus all other assets. This result (total net assets) is divided by the total number of shares outstanding. The NAVfluctuates with the changes in the market price of the securities in which the Fund had invested. However, the price at which the investor buys or sells shares of the Fund is its market (NYSE) price as determined by supply and demand.

(2) Total returns are based on changes in the NAV or the market value and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.0485 for twelve months. This rate is as of February 29, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAVor the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return from your fund investment. Past performance is not indicative of future results.


                                       1
================================================================================

------------------------------------ * -----------------------------------------

      The bond market has suffered in recent months from uncertainty over the outlook for Federal Reserve Board ("Fed") policy, given the resilience of stock markets and the apparent acceleration of consumer demand at the end of 1999. This, in addition to the considerable momentum going into 2000, suggests that there may be less financial restraint in the economy than previously believed. The pace of demand growth is surpassing even optimistic assessments of the economy's limits, threatening inflation and underscoring our belief in the need for further Fed restraint.

      A robust U.S. economy and three Fed interest-rate hikes negatively affected many bond investors in 1999, the worst year for bond investing since 1994. Last year was particularly challenging for U.S. Treasury securities. The 30-year U.S. Treasury bond suffered its worst decline in total return on record. This poor performance of U.S. Treasuries reflects a reversal of the "flight to quality" that developed during the global financial turmoil at the end of 1998. The best performing sector of the bond market in 1999 was municipal securities. Many factors contributed to this rebound in municipal yields. Key reasons include:

      o An even larger rebound in U.S. Treasury yields; 30-year U.S. Treasury yield moved from roughly 5.05% at year-end 1998 to 6.50% at the end of 1999. The factors that pushed all rates up included: 1) A far stronger global economy; 2) extraordinary strong U.S. economic growth; and 3) concerns that the Fed might have to move aggressively to forestall inflationary pressures;

      o     A collapse in institutional demand for municipal bonds; and

      o The problematic tax treatment of discount municipals, which reduced the market's appetite for bonds trading at a significant discount from the original offering price.

      On February 2, 2000, the Fed raised interest rates for a fourth time in less than eight months, aiming to keep inflationary pressures at bay and to slow the nation's rapidly growing economy. Perhaps more significant than the Fed's actions was its accompanying statement that rapid growth could foster inflationary imbalances that would undermine the economy's record economic expansion.

      We believe that this cautionary statement by the Fed may hint at a slightly more aggressive policy in the months ahead. However, in our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. Indeed, we think that bond yields may be at or near their peak.

      U.S. Treasuries have remained in a narrow trading range just above 6%, while select long-term municipal bonds are yielding approximately 95% to 100% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar maturity U.S. Treasury bonds.

      Presently, the U.S economy appears to be battling opposing forces. On the one hand, inflation appears to be well contained. On the other hand, most economic observers -- including most Fed officials -- want the U.S. economy to slow from its current 4% annual growth rate in


                                       2
================================================================================

------------------------------------ * -----------------------------------------

order to forestall a possible rebound in inflation. We believe that a modest amount of additional restraint could put the U.S. economy on a path toward sustainable, noninflationary growth.

Investment Strategy

      The Fund's investment objective is to provide high levels of current income exempt from federal income taxation.(3) In seeking to achieve the Fund's objective, we have maintained broad diversification across a number of investment sectors that we believe offer high-yield potential as well as relative price stability. At the close of the reporting period, the Fund's assets were concentrated in industrial development revenue bonds (24.3%), hospital bonds (20.9%) and life care systems bonds (9.3%).

      As of January 31, 2000, approximately 25.0% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's rating Services or Moody's Investors Service Inc., and about 3.4% of the Fund's portfolio was invested in AAA-rated bonds, the highest rating. (Standard and Poor's Ratings Service and Moody's Investors Service, Inc. are two major credit reporting and bond rating agencies.)

Municipal Bond Market Outlook

      We think the U.S. economy should remain stable this year as low unemployment and strong consumer confidence will likely support demand for goods and services. Additionally, we think that the Fed has engineered a good balance between strong economic growth and an "acceptable" rate of inflation.

      Inflation is the main factor driving bond market returns. Concerns persist over the acceleration in inflation in the Consumer Price Index (CPI), which climbed in 1999 as oil prices doubled. The bond market is likely to remain unsettled until worries about future Fed monetary tightenings and the rapid pace of economic growth subside. We think it's a strong possibility that the Fed may raise rates again in the first half of the year.

      Nevertheless, we doubt that yields will rise much above recent levels, and we tend to use periods of market weakness to add to our positions.

      We are still confident that municipal bonds will continue to do well on a relative basis in 2000. Many bond investment professionals expect that yields on 30-year U.S. Treasuries may trade between 6% and 6.7% over the next 12 months. These yields can provide investors with a comfortable cushion against declines in bond prices.

      Our outlook for new municipal bond issue volume is for a continuation of a steady supply for 2000, likely remaining in 1999's $225.9 billion range. We also expect new money financings to increase as a result of rebounds in transportation issues and education financing.

----------
(3) Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").


                                       3
================================================================================

------------------------------------ * -----------------------------------------

      Regarding further Fed tightenings, we think that such a move would not be necessarily detrimental to the bond market, particularly as the U.S. Treasury continues to pay down debt and inflation remains moderate. We believe that the good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a "New Economy" where technological advances can spur growth without inflationary pressures.

      Although the bond markets remain unsettled, we will continue to be gradual buyers in the market over time for several reasons such as:

      o Real municipal yields remain very high by historical standards, representing excellent value in our opinion.

      o Longer intermediate and long maturity yields remain very high relative to taxable counterparts.

      o The municipal yield curve remains very steeply sloped, even as the U.S. Treasury yield curve is as flat as it has been in approximately six years. The difference in yield between one-year and 30-year U.S. Treasuries is roughly 62 basis points. In municipals, the differential is over 200 basis points.

      o When capital markets begin to believe that the Fed has achieved its goal of easing growth down to non-inflationary levels, bonds could rally, and shortages of bonds with the best coupon structures and call provisions could surface.

      Thank you for your investment in the Municipal High Income Fund, Inc. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon                       /s/ Peter M. Coffey


Heath B. McLendon                           Peter M. Coffey
Chairman                                    Vice President and
                                            Investment Officer

February 7, 2000


                                       4
================================================================================

------------------------------------ * -----------------------------------------

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 26. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------


                                       5
================================================================================

                                                 Municipal High Income Fund Inc.
*                                            Schedule of Investments (unaudited)
                                                                January 31, 2000
================================================================================

       FACE
      AMOUNT    RATING(a)                       SECURITY                                         VALUE
==========================================================================================================
Alabama -- 3.4%
  $    85,000     Aaa*     Alabama HFA, Single-Family Housing Revenue,
                                10.500% due 12/1/02 ......................................   $     88,506
    4,000,000     BBB      Butler, AL IDB, Solid Waste Disposal Revenue,
                                (James River Corp. Project), 8.000% due 9/1/28 (b)(c) ....      4,300,000
    1,000,000     CCC      Mobile, AL IDB, Solid Waste Disposal Revenue,
                                (Mobile Energy Services Co. Project), 6.950% due 1/1/20 ..        440,000
    1,000,000     AAA      West Jefferson, AL Amusement & Public Park Authority
                                Revenue, (Visionland Project), (Pre-Refunded-- Escrowed
                                with U.S. government securities to 12/1/06 Call @ 102),
                                8.000% due 12/1/26 .......................................      1,172,500
                                                                                             ------------
                                                                                                6,001,006
                                                                                             ------------
Arizona -- 1.8%
    1,750,000     B+       Gila County, AZ IDA Revenue, ASARCO Inc.,
                                5.550% due 1/1/27 ........................................      1,338,750
    1,850,000     NR       Phoenix, AZ IDA, Multi-Family Housing Revenue, (Ventana
                                Palms Apartments Project), Series B, 8.000% due 10/1/34 ..      1,778,312
                                                                                             ------------
                                                                                                3,117,062
                                                                                             ------------
California -- 1.9%
    1,500,000     NR       Barona, CA Band of Mission Indians, 8.250% due 1/1/20 .........      1,477,500
    1,865,000     Ba2*     Vallejo, CA Certificates of Participation, Touro University,
                                7.375% due 6/1/29 ........................................      1,804,388
                                                                                             ------------
                                                                                                3,281,888
                                                                                             ------------
Colorado -- 2.7%
    2,000,000     NR       Colorado Health Facilities Authority Revenue, (Beth Israel
                                at Shalom Park Project), 7.250% due 12/15/25 .............      2,000,000
                           Denver, CO City & County Airport Revenue, Series A:
    1,505,000     BBB+       8.500% due 11/15/23 (b) .....................................      1,566,013
    1,175,000     BBB+       8.000% due 11/15/25 (b) .....................................      1,217,594
                                                                                             ------------
                                                                                                4,783,607
                                                                                             ------------
Connecticut -- 1.9%
                           Connecticut State Development Authority:
    1,735,000     NR         Aquarium Project Revenue, (Mystic Marinelife Aquarium
                               Project), Series A, 7.000% due 12/1/27 ....................      1,685,119
    1,500,000     NR         Health Care Revenue, (Independent Living Project),
                               (Pre-Refunded -- Escrowed with state & local government
                                securities to 7/1/03 Call @ 102), Series B, 8.000%
                                due 7/1/17 ...............................................      1,648,125
                                                                                             ------------
                                                                                                3,333,244
                                                                                             ------------
Delaware -- 0.5%
    1,000,000     NR       Sussex County, DE Assisted Living Facility Revenue,
                                (Heritage at Milford Project), 7.250% due 7/1/29 .........        905,000
                                                                                             ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
*                                Schedule of Investments (unaudited) (continued)
                                                                January 31, 2000
================================================================================

       FACE
      AMOUNT    RATING(a)                       SECURITY                                         VALUE
==========================================================================================================
Florida -- 4.1%
  $ 2,000,000     NR       Florida Housing Finance Corp., Multi-Family Housing Revenue,
                                (Whistlers Cove Apartment Project), 6.500% due 1/1/39 (b).   $  1,775,000
    2,750,000     NR       Hillsborough County, FL IDA Revenue, (Lakeshore Villas
                                Project), Series A, 6.750% due 7/1/29 ....................      2,433,750
      875,000     NR       Homestead, FL IDR, Community Rehabilitation Providers
                                Program, Series A, 7.950% due 11/1/18 ....................        902,344
    2,000,000     BBB-     Martin County, FL IDA, IDR, (Indiantown Cogeneration
                                Project), Series A, 7.875% due 12/15/25 (b) ..............      1,990,000
                                                                                             ------------
                                                                                                7,101,094
                                                                                             ------------
Georgia -- 5.1%
    1,500,000     NR       Atlanta, GA Urban Residential Finance Authority,
                                Multi-Family Housing Revenue, Park Place Apartments,
                                Series A, 6.750% due 3/1/31 ..............................      1,350,000
    2,000,000     NR       Clayton County, GA Development Authority Revenue,
                                Senior Care Group Inc., (Bayberry Project),
                                Series A, 6.750% due 7/1/29 ..............................      1,725,000
    3,000,000     NR       Forsyth County, GA Hospital Authority, Revenue Anticipation
                                Certificates, (Baptist Health Care System Project),
                                6.375% due 10/1/28 .......................................      2,486,250
    1,000,000     NR       Gainesville & Hall County, GA Development Authority
                                Revenue, Senior Living Facility, Lanier Village,
                                Series C, 7.250% due 11/15/29 ............................        947,500
    1,435,000     NR       Savannah, GA EDA Revenue, Marshview Inn, Series A,
                                7.125% due 7/1/29 ........................................      1,277,150
    1,000,000     NR       Walton County, GA IDA, IDR, (Walton Manufacturing Co.
                                Project), 8.500% due 9/1/07 ..............................      1,055,000
                                                                                             ------------
                                                                                                8,840,900
                                                                                             ------------
Illinois -- 1.4%
    6,750,000     AAA      Chicago, IL Board of Education, Capital Appreciation GO,
                                (School Reform Project), Series B-1, FGIC-Insured,
                                zero coupon bond to yield 5.220% due 12/1/31 .............        852,187
    2,000,000     A-       Illinois Development Finance Authority, Hospital Revenue,
                                Adventist Health System/Sunbelt Obligation Group,
                                5.500% due 11/15/29 ......................................      1,507,500
                                                                                             ------------
                                                                                                2,359,687
                                                                                             ------------
Indiana -- 2.4%
    2,500,000     BB       East Chicago, IN PCR, (Inland Steel Co. Project No. 10),
                                6.800% due 6/1/13 ........................................      2,340,625
    1,000,000     B+       Indiana State Development Finance Authority, PCR,
                                (Inland Steel Co. Project No. 13), 7.250% due 11/1/11 (b).        958,750

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
*                                Schedule of Investments (unaudited) (continued)
                                                                January 31, 2000
================================================================================

       FACE
      AMOUNT    RATING(a)                       SECURITY                                         VALUE
==========================================================================================================
Indiana -- 2.4% (continued)
  $ 1,000,000     NR       Indianapolis, IN Multi-Family Revenue, (Lake Nora Fox
                                Club Project), Series B, 7.500% due 10/1/29 ..............   $    937,500
                                                                                             ------------
                                                                                                4,236,875
                                                                                             ------------
Kentucky -- 2.1%
    2,310,000     NR       Jefferson County, KY Student Housing Individual Building
                                Revenue, Collegiate Housing Foundation,
                                Series A, 7.000% due 9/1/19 ..............................      2,206,050
    1,500,000     BBB-     Kenton County, KY Airport Board Revenue, (Delta Airlines
                                Project), Series A, 7.500% due 2/1/20 (b) ................      1,537,500
                                                                                             ------------
                                                                                                3,743,550
                                                                                             ------------
Louisiana -- 5.1%
    1,200,000     A3*      Lake Charles, LA Harbor & Terminal District, Port Facilities
                                Revenue, (Trunkline LNG Co. Project), 7.750% due 8/15/22 .      1,291,500
    2,000,000     NR       Louisiana Local Government Environmental Facilities,
                                Community Development Authority Revenue, St. James Place,
                                Series A, 8.000% due 11/1/25 .............................      1,902,500
                           Port of New Orleans, LA IDR:
                                Avondale Industries, Inc. Project:
    1,400,000     NR              8.250% due 6/1/04 ......................................      1,468,250
    3,000,000     NR              8.500% due 6/1/14 ......................................      3,210,000
    1,000,000     CC            Continental Grain Co. Project, 7.500% due 7/1/13 .........        978,750
                                                                                             ------------
                                                                                                8,851,000
                                                                                             ------------
Maine -- 0.0%
                           Maine State Housing Authority, Mortgage Purchase Revenue:
       15,000     AA         Series C-2, 7.000% due 11/15/32 (b) .........................         15,300
       20,000     AA         Series D-1, 8.300% due 11/15/28 (b) .........................         20,189
                                                                                             ------------
                                                                                                   35,489
                                                                                             ------------
Maryland -- 1.6%
    3,000,000     NR       Maryland State Economic Development Corporate Revenue,
                                Chesapeake Bay, Series A, 7.730% due 12/1/27 .............      2,865,000
                                                                                             ------------
Massachusetts -- 9.6%
    1,000,000     NR       Massachusetts State Development Finance Agency Revenue,
                                Alliance Health Care Facility, Series A, 7.100%
                                due 7/1/32 ...............................................        907,500
                           Massachusetts State Health & Educational Facilities
                                Authority Revenue:
    1,000,000     BBB             Caritas Christi Obligation Group, Series A,
                                    5.625% due 7/1/20 ....................................        785,000
    1,250,000     Ba2*            Saint Memorial Medical Center Project, Series A,
                                    6.000% due 10/1/23 ...................................      1,004,687
    1,920,000     Aa3*     Massachusetts State HFA, Single-Family Housing Revenue,
                                Series 38, 7.200% due 12/1/26 (b) ........................      1,960,800

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
*                                Schedule of Investments (unaudited) (continued)
                                                                January 31, 2000
================================================================================

       FACE
      AMOUNT    RATING(a)                       SECURITY                                         VALUE
==========================================================================================================
Massachusetts -- 9.6% (continued)
                           Massachusetts State Industrial Finance Agency Revenue:
  $ 2,000,000     NR            Assisted Living Facility, (Marina Bay LLC Project),
                                7.500% due 12/1/27 (b) ...................................    $ 1,950,000
                                Chestnut Knoll Project, Series A:
    2,250,000     NR              5.500% due 2/15/18 .....................................      1,791,562
      500,000     NR              5.625% due 2/15/25 .....................................        385,625
                           Resource Recovery, (SEMASS Partnership Project):
    1,700,000     NR              Series A, 9.000% due 7/1/15 ............................      1,816,875
    5,840,000     NR              Series B, 9.250% due 7/1/15 (b) ........................      6,248,800
                                                                                             ------------
                                                                                               16,850,849
                                                                                             ------------
Michigan -- 3.5%
    2,000,000     BB-      Detroit, MI Local Development Finance Authority,
                                Tax Increment, Series A, 5.500% due 5/1/21 ...............      1,727,500
                           Garden City, MI Hospital Finance Authority, Hospital Revenue,
                                Garden City Hospital Obligation Group, Series A:
    2,000,000     Ba3*              5.625% due 9/1/10 ....................................      1,697,500
    1,000,000     Ba3*              5.750% due 9/1/17 ....................................        801,250
    2,000,000     NR       Michigan State Strategic Fund, Resource Recovery Limited
                                Obligation Revenue, Central Wayne Energy Recovery LP,
                                Series A, 6.900% due 7/1/19 (b) ..........................      1,802,500
                                                                                             ------------
                                                                                                6,028,750
                                                                                             ------------
Minnesota -- 1.0%
    2,000,000     NR       Sartell, MN Health Care & Housing Facilities Revenue,
                                (Foundation for Healthcare Project), Series A,
                                6.500% due 9/1/16 ........................................      1,767,500
                                                                                             ------------
Montana -- 2.4%
    4,530,000     NR       Montana State Board of Investment Resource Recovery
                                Revenue, (Yellowstone Energy LP Project),
                                7.000% due 12/31/19 (b) ..................................      4,224,225
                                                                                             ------------
New Hampshire -- 0.8%
    1,000,000     BBB-     New Hampshire Higher Educational & Health Facilities
                                Authority Revenue, New Hampshire College,
                                6.375% due 1/1/27 ........................................        901,250
      500,000     BBB-     New Hampshire State Business Finance Authority, PCR,
                                (Public Service Co. of New Hampshire), Series D,
                                Remarketed 5/1/98, 6.000% due 5/1/21 (b) .................        449,375
                                                                                             ------------
                                                                                                1,350,625
                                                                                             ------------
New Jersey -- 7.2%
    3,000,000     B1*      Camden County, NJ Improvement Authority Revenue, (Health
                                Care Redevelopment Project - Cooper Health System),
                                5.875% due 2/15/15 .......................................      2,130,000

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
*                                Schedule of Investments (unaudited) (continued)
                                                                January 31, 2000
================================================================================

       FACE
      AMOUNT    RATING(a)                       SECURITY                                         VALUE
==========================================================================================================
New Jersey -- 7.2% (continued)
  $ 1,000,000     BBB-     Hudson County, NJ Improvement Authority, Solid Waste
                                System Revenue, Series 1, 6.000% due 1/1/29 ..............   $    897,500
    1,000,000     NR       New Jersey EDA, Healthcare Facility Revenue, (Sayreville
                                Senior Living Project), Series A, 6.375% due 4/1/29 ......        827,500
                           New Jersey Health Care Facilities Financing Authority Revenue:
                                Palisades Medical Center Obligation Group:
      735,000     Baa3*           7.600% due 7/1/21 ......................................        736,837
    1,150,000     Aaa*            Pre-Refunded-- Escrowed with U.S. government
                                  securities to 7/1/02 Call @ 102, 7.600% due 7/1/21 .....      1,242,000
    2,000,000     NR            Raritan Bay Medical Center, 7.250% due 7/1/27 ............      1,745,000
    3,000,000     BBB-          Trinitas Hospital Obligation Group, 7.500% due 7/1/30 ....      2,820,000
    2,200,000     NR       New Jersey State Educational Facilities Authority Revenue,
                                Fairleigh Dickinson University, Series C, 6.625%
                                due 7/1/23 ...............................................      2,120,250
                                                                                             ------------
                                                                                               12,519,087
                                                                                             ------------
New Mexico -- 0.4%
      605,000     AAA      New Mexico Mortgage Finance Authority, Single-Family
                                Mortgage Program, Series B, FHA-Insured,
                                8.300% due 3/1/20 (b) ....................................        626,931
                                                                                             ------------
New York -- 5.8%
    1,900,000     NR       Monroe County, NY IDR Agency, (Empire Sports Project),
                                Series A, 6.250% due 3/1/28 ..............................      1,643,500
    1,500,000     NR       New York City, NY IDA, Civic Facility Revenue,
                                7.500% due 8/1/26 ........................................      1,473,750
    2,500,000     VMIG1*   New York City, NY Transitional Finance Authority Revenue,
                                Series C, 3.550% due 5/1/28 (d) ..........................      2,500,000
      520,000     A-       New York State Energy, Research & Development Authority,
                                Electric Facility Revenue, LILCO, Series A,
                                7.150% due 12/1/20 (b) ...................................        535,600
                           Suffolk County, NY Industrial Development Agency:
                                Civic Facility Revenue, Southampton Hospital Association:
    1,000,000     NR              Series A, 7.250% due 1/1/20 ............................        917,500
    1,000,000     NR              Series B, 7.625% due 1/1/30 ............................        915,000
    2,500,000     NR            Nissequogue Cogeneration Partners Facility, IDR,
                                  5.500% due 1/1/23 (b) ..................................      2,103,125
                                                                                             ------------
                                                                                               10,088,475
                                                                                             ------------
North Carolina -- 2.9%
    3,000,000     NR       Charlotte, NC Special Facilities Revenue, Charlotte/Douglas
                                International Airport, 5.600% due 7/1/27 (b)..............      2,302,500

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
*                                Schedule of Investments (unaudited) (continued)
                                                                January 31, 2000
================================================================================

       FACE
      AMOUNT    RATING(a)                       SECURITY                                         VALUE
==========================================================================================================
North Carolina -- 2.9% (continued)
                           North Carolina Medical Care Commission:
                                Health Care Facilities Revenue, First Mortgage,
                                  (De Paul Community Facilities Project):
  $ 1,440,000     NR                6.125% due 1/1/28 ....................................   $  1,166,400
    1,000,000     NR                7.625% due 11/1/29 ...................................        950,000
      800,000     Baa1*         Hospital Revenue, Halifax Regional Medical Center Inc.,
                                  5.000% due 8/15/24 .....................................        576,000
                                                                                             ------------
                                                                                                4,994,900
                                                                                             ------------
Ohio -- 1.9%
    1,000,000     NR       Cuyahoga County, OH Health Care Facilities Revenue, Judson
                                Retirement Community, Series A, 7.250% due 11/15/18 ......        963,750
                           Montgomery County, OH Health Systems Revenue, Series B-1:
      465,000     BBB        8.100% due 7/1/18 ...........................................        491,737
    1,035,000     AAA        Pre-Refunded-- Escrowed with state & local government
                                  securities to 7/1/06 Call @ 102, 8.100% due 7/1/18 .....      1,210,950
    1,250,000     NR       Ohio State Solid Waste Revenue, Republic Engineered
                                Steels Inc., 9.000% due 6/1/21 (b) .......................        625,000
                                                                                             ------------
                                                                                                3,291,437
                                                                                             ------------
Oregon -- 1.0%
    2,000,000     NR       Washington County, OR Housing Authority Revenue,
                                Affordable Housing Pool, Series A, 6.125% due 7/1/29 .....      1,725,000
                                                                                             ------------
Pennsylvania -- 11.7%
    2,200,000     B+       Allegheny County, PA IDA, Airport Special Facilities Revenue,
                                (USAir Inc. Project), Series B, 8.500% due 3/1/21 (b) ....      2,307,250
                           Beaver County, PA IDA, PCR:
    2,500,000     BB+        Cleveland Electric Illuminating Co. Project,
                                  7.625% due 5/1/25 ......................................      2,618,750
    2,000,000     BB+        Toledo Edison Co. Project, 7.625% due 5/1/20 ................      2,132,500
    3,000,000     NR       Dauphin County, PA General Authority Revenue, Hotel &
                                Conference Center, Hyatt Regency, 6.200% due 1/1/29 ......      2,625,000
    2,500,000     A        Luzerne County, PA IDA, Exempt Facilities Revenue,
                                (Pennsylvania Gas & Water Co. Project), Series B,
                                7.125% due 12/1/22 (b) ...................................      2,628,125
    2,840,000     NR       Montgomery County, PA Higher Education & Health
                                Authority Revenue, Temple Continuing Care Center,
                                6.625% due 7/1/19 ........................................      2,541,800
      365,000     NR       Northumberland County, PA IDA, IDR, (Beverly Enterprises Inc.
                                Project), 6.875% due 2/1/03 ..............................        364,087
    1,000,000     NR       Philadelphia, PA Authority for Industrial Development Revenue,
                                (Host Marriott LP Project), Remarketed 10/31/95,
                                7.750% due 12/1/17 (b) ...................................      1,047,500

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
*                                Schedule of Investments (unaudited) (continued)
                                                                January 31, 2000
================================================================================

       FACE
      AMOUNT    RATING(a)                       SECURITY                                         VALUE
==========================================================================================================
Pennsylvania -- 11.7% (continued)
                           Scranton-Lackawanna, PA Health & Welfare Authority Revenue,
                                (Moses Taylor Hospital Project):
  $ 1,905,000     BBB-            6.150% due 7/1/14 ......................................   $  1,662,113
    3,050,000     BBB-            6.250% due 7/1/20 ......................................      2,581,063
                                                                                             ------------
                                                                                               20,508,188
                                                                                             ------------
Puerto Rico -- 0.8%
    1,750,000     BBB-     Puerto Rico Industrial Tourist Educational, Medical &
                                Environmental Control Facilities, (Mennonite General
                                Hospital Project), Series A, 5.625% due 7/1/27 ...........      1,362,813
                                                                                             ------------
South Carolina -- 2.0%
    2,500,000     BBB-     Connector 2000 Association Inc., SC Toll Road Revenue,
                                (Southern Connector Project), Series A, 5.375% due 1/1/38.      1,878,125
      775,000     NR       Florence County, SC IDR, Stone Container Corp.,
                                7.375% due 2/1/07 ........................................        795,344
      755,000     NR       McCormick County, SC COP, 9.750% due 7/1/09 ...................        758,073
                                                                                             ------------
                                                                                                3,431,542
                                                                                             ------------
South Dakota -- 1.0%
    1,820,000     NR       Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds,
                                7.500% due 7/1/13 ........................................      1,813,175
                                                                                             ------------
Tennessee -- 1.2%
      750,000     AAA      Knox County, TN Multi-Family Housing Mortgage Revenue,
                                SCA Tax Exempt Trust, Knox Health, Education & Housing
                                Development Board, Series A-10, FSA-Insured,
                                7.125% due 1/1/30 ........................................        792,188
    1,415,000     NR       Shelby County, TN Health, Educational & Housing Facilities
                                Board Revenue, Multi-Family Housing, (Hedgerow
                                Apartments Project),  6.875% due 7/1/36 ..................      1,266,425
                                                                                             ------------
                                                                                                2,058,613
                                                                                             ------------
Texas -- 7.9%
      645,000     A2*      El Paso, TX Housing Finance Corp., Single-Family Mortgage
                                Revenue, Series A, FHA/VA-Insured, 8.750% due 10/1/11 ....        676,444
    2,000,000     Ba2*     El Paso, TX International Airport Revenue, Special Facilities,
                                (Marriott Corp. Project), 7.750% due 3/1/12 ..............      2,050,000
    3,000,000     Ba1*     Houston, TX Airport Systems Revenue, Special Facilities,
                                Continental Airlines Inc., Series C, 6.125% due
                                7/15/27 (b) ..............................................      2,651,250
                           North Central, TX Health Facility Development Corp. Revenue,
                                Baylor Health Care Systems, Series B, Variable Rate
                                INFLOS:
    1,265,000     AA-             8.200% due 5/15/08 (e) .................................      1,318,762
      135,000     AA-             Pre-Refunded -- Escrowed with state and local
                                    government securities to 5/15/02 Call @ 102,
                                    8.200% due 5/15/08 (e) ...............................        142,087

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
*                                Schedule of Investments (unaudited) (continued)
                                                                January 31, 2000
================================================================================

       FACE
      AMOUNT    RATING(a)                       SECURITY                                         VALUE
==========================================================================================================
Texas -- 7.9% (continued)
                           Northgate Crossing, TX Municipal Utility:
  $ 1,000,000     CCC++      District No. 1, GO, 8.875% due 12/1/13 ......................     $  956,250
    1,000,000     CCC++      District No. 2, Special Tax Revenue, 8.875% due 12/1/13 .....        956,250
                           Sam Rayburn, TX Municipal Power Agency:
                             Series A:
    2,645,000     BB              6.750% due 10/1/14 .....................................      2,562,344
    1,500,000     BB              6.250% due 10/1/17 .....................................      1,413,750
    1,165,000     BB         Series B, 6.125% due 10/1/13 ................................      1,100,925
                                                                                             ------------
                                                                                               13,828,062
                                                                                             ------------
Utah -- 2.1%
    1,705,000     NR       Hurricane, UT Health Facilities Development Revenue,
                                (Mission Health Services Project), 10.500% due 7/1/20 ....      1,773,831
    2,000,000     NR       Utah State HFA Revenue, (RHA Community Services
                                of Utah Inc. Project), Series A, 6.875% due 7/1/27 .......      1,855,000
                                                                                             ------------
                                                                                                3,628,831
                                                                                             ------------
Virginia -- 1.9%
      600,000     NR       Alexandria, VA Redevelopment & Housing Authority,
                                Multi-Family Housing Revenue, (Parkwood Court
                                Apartments Project), Series C, 8.125% due 4/1/30 .........        578,250
    1,000,000     NR       Fairfax County, VA EDA Revenue, Retirement Community,
                                Greenspring Village Inc., Series A, 7.500% due 10/1/29 ...        925,000
   23,400,000     BBB-     Pocahontas Parkway Association, VA Toll Road Revenue,
                                Series B, zero coupon bond to yield 7.438% due 8/15/34 ...      1,842,750
                                                                                             ------------
                                                                                                3,346,000
                                                                                             ------------
Wisconsin -- 0.9%
    1,770,000     NR       Wisconsin State Health & Educational Facilities Authority
                                Revenue, (Benchmark Healthcare of Green Bay Inc. Project),
                                Series A, 7.750% due 5/1/27 ..............................      1,617,338
                                                                                             ------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $185,192,169**)                                          $174,517,743
                                                                                             ============

----------

(a) All ratings are by Standard & Poor's Ratings Service, except those dentified by an asterisk (*) which are rated by Moody's Investors Service, Inc., or those identified by a double dagger (++) which are rated by Fitch IBCA, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security is segregated by Custodian for open market purchase commitments.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(e) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 15 through 17 for bond ratings and certain security descriptions.

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                  Summary of Municipal Bonds by Combined Ratings
                                                      April 30, 1999 (unaudited)

================================================================================
--------------------------------------------------------------------------------
                                          Standard &         Percent of
            Moody's        and/or           Poor's        Total Investments

              Aaa                             AAA                3.4%
              Aa                               AA                2.0
               A                               A                 3.8
              Baa                             BBB               15.8
              Ba                               BB               13.7
               B                               B                 3.9
              Caa                             CCC                1.3*
              Ca                               CC                0.6
             VMIG1                            A-1                1.4
              NR                               NR               54.1
                                                               -----
                                                               100.0%
                                                               =====
--------------------------------------------------------------------------------
*     1.1% was rated by Fitch IBCA, Inc.

*                                                Municipal High Income Fund Inc.
                                                        Bond Ratings (unaudited)

================================================================================

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA         --    Bonds rated "AAA" have the highest rating assigned by Standard
                  & Poor's. Capacity to pay interest and repay principal is
                  extremely strong.
AA          --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A           --    Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB         --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic
                  conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B       --    Bonds rated "BB" and "B" are regarded, on balance, as
CCC and CC        predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa         --    Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa          --    Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective
                  elements may be of greater amplitude or there may be other elements present which make the long-term risks appear
                  somewhat larger than in "Aaa" securities.
A           --    Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

*                                                Municipal High Income Fund Inc.
                                            Bond Ratings (unaudited) (continued)

================================================================================

Baa         --    Bonds rated "Baa" are considered as medium grade obligations,
                  i.e., they are neither highly protected nor poorly secured.
                  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba          --    Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B           --    Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

Fitch IBCA, Inc. ("Fitch") -- Rating may be modified by the addition of a plus (+) sign or minus (-) to show relative standings with the major ratings categories.

BBB         --    Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

CCC, CC, C  --    Default on bonds rated "CCC", "CC", and "C" by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated "CC" appears probable, a "C" rating indicates imminent default.

NR          --    Indicates that the bond is not rated by Standard & Poor's,
                  Moody's or Fitch.

                                             Short-Term Bond Ratings (unaudited)
================================================================================

A-1         --    Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG1       --    Moody's highest rating for issues having a demand feature --
                  VRDO.

*                                                Municipal High Income Fund Inc.
                                               Security Descriptions (unaudited)

================================================================================

ABAG     -- Association of Bay Area Governments
AIG      -- American International Guaranty
AMBAC    -- American Municipal Bond Assurance Corporation
BAN      -- Bond Anticipation Notes
BIG      -- Bond Investors Guaranty
CGIC     -- Capital Guaranty Insurance Company
CHFCLI   -- California Health Facility Construction Loan Insurance
CONNIE   -- College Construction Loan
LEE      -- Insurance Association
COP      -- Certificate of Participation
EDA      -- Economic Development Authority
ETM      -- Escrowed to Maturity
FGIC     -- Financial Guaranty Insurance Company
FHA      -- Federal Housing Administration
FHLMC    -- Federal Home Loan Mortgage Corporation
FLAIRS   -- Floating Adjustable Interest Rate Securities
FNMA     -- Federal National Mortgage Association
FRTC     -- Floating Rate Trust Certificates
FSA      -- Financing Security Assurance
GIC      -- Guaranteed Investment Contract
GNMA     -- Government National Mortgage Association
GO       -- General Obligation
HDC      -- Housing Development Corporation
HFA      -- Housing Finance Authority
IDA      -- Industrial Development Authority
IDB      -- Industrial Development Board
IDR      -- Industrial Development Revenue
INFLOS   -- Inverse Floaters
ISD      -- Independent School District
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors Assurance Corporation
MVRICS   -- Municipal Variable Rate Inverse Coupon Security
PCR      -- Pollution Control Revenue
PSFG     -- Permanent School Fund Guaranty
RAN      -- Revenue Anticipation Notes
RIBS     -- Residual Interest Bonds
RITES    -- Residual Interest Tax-Exempt Securities
SYCC     -- Structured Yield Curve Certificate
TAN      -- Tax Anticipation Notes
TECP     -- Tax-Exempt Commercial Paper
TOB      -- Tender Option Bonds
TRAN     -- Tax and Revenue Anticipation Notes
VA       -- Veterans Administration
VRWE     -- Variable Rate Wednesday Demand

                                                 Municipal High Income Fund Inc.
*                                Statement of Assets and Liabilities (unaudited)
                                                                January 31, 2000
================================================================================

ASSETS:
   Investments, at value (Cost-- $185,192,169) ...............    $ 174,517,743
   Cash ......................................................              563
   Receivable for securities sold ............................           95,000
   Interest receivable .......................................        2,647,659
                                                                  -------------
   Total Assets ..............................................      177,260,965
                                                                  -------------

LIABILITIES:
   Dividends payable .........................................          228,112
   Investment advisory fees payable ..........................           62,899
   Administration fees payable ...............................           31,189
   Accrued expenses ..........................................           98,230
                                                                  -------------
   Total Liabilities .........................................          420,430
                                                                  -------------
Total Net Assets .............................................    $ 176,840,535
                                                                  =============

NET ASSETS:
   Par value of capital shares ...............................    $     204,551
   Capital paid in excess of par value .......................      189,974,124
   Overdistributed net investment income .....................          (95,226)
   Accumulated net realized loss from security transactions ..       (2,568,488)
   Net unrealized depreciation of investments ................      (10,674,426)
                                                                  -------------
Total Net Assets .............................................    $ 176,840,535
                                                                  =============
Shares Outstanding ...........................................       20,455,083
                                                                  -------------
Net Asset Value ..............................................    $        8.65
                                                                  -------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
*                                            Statement of Operations (unaudited)
                                     For the Three Months Ended January 31, 2000
================================================================================

INVESTMENT INCOME:
   Interest ..................................................     $  3,388,350
                                                                   ------------

EXPENSES:
   Investment advisory fees (Note 3) .........................          187,441
   Administration fees (Note 3) ..............................           93,721
   Shareholder and system servicing fees .....................           14,035
   Directors' fees ...........................................           12,132
   Audit and legal ...........................................           10,642
   Shareholder communications ................................            4,000
   Pricing service fees ......................................            2,605
   Custody ...................................................            2,343
   Other .....................................................            1,454
                                                                   ------------
   Total Expenses ............................................          328,373
                                                                   ------------
Net Investment Income ........................................        3,059,977
                                                                   ------------

REALIZED AND UNREALIZED GAIN(LOSS)
ON INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions
(excluding short-term securities):
     Proceeds from sales .....................................       24,053,951
     Cost of securities sold .................................       23,762,958
                                                                   ------------
   Net Realized Gain .........................................          290,993
                                                                   ------------

   Change in Net Unrealized Depreciation of Investments:
     Beginning of period .....................................       (3,055,104)
     End of period ...........................................      (10,674,426)
                                                                   ------------
   Increase in Net Unrealized Depreciation ...................       (7,619,322)
                                                                   ------------
Net Loss on Investments ......................................       (7,328,329)
                                                                   ------------
Decrease in Net Assets From Operations .......................     $ (4,268,352)
                                                                   ============

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
*                                            Statements of Changes in Net Assets
                         For the Three Months Ended January 31, 2000 (unaudited)
                                         and for the Year Ended October 31, 1999
================================================================================

                                                            2000              1999
                                                            ----              ----
OPERATIONS:
   Net investment income ..........................    $   3,059,977     $  11,804,409
   Net realized gain (loss) .......................          290,993          (834,124)
   Increase in net unrealized depreciation ........       (7,619,322)      (14,779,115)
                                                       -------------     -------------
   Decrease in Net Assets
     From Operations ..............................       (4,268,352)       (3,808,830)
                                                       -------------     -------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
   Net investment income ..........................       (2,976,215)      (11,918,813)
                                                       -------------     -------------
   Decrease in Net Assets From
     Distributions to Shareholders ................       (2,976,215)      (11,918,813)
                                                       -------------     -------------

FUND SHARE TRANSACTIONS (NOTE 6):
   Net asset value of shares issued for
  reinvestment of dividends .......................               --         1,868,671
                                                       -------------     -------------
   Increase in Net Assets From
  Fund Share Transactions .........................               --         1,868,671
                                                       -------------     -------------
Decrease in Net Assets ............................       (7,244,567)      (13,858,972)

NET ASSETS:
   Beginning of period ............................      184,085,102       197,944,074
                                                       -------------     -------------
   End of period* .................................    $ 176,840,535     $ 184,085,102
                                                       =============     =============

* Includes overdistributed net investment income of    $     (95,226)    $    (178,988)
                                                       =============     =============

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
*                                      Notes to Financial Statements (unaudited)
================================================================================

      1. Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SSBC also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

                                                 Municipal High Income Fund Inc.
*                          Notes to Financial Statements (unaudited) (continued)
================================================================================

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4. Investments

      During the three months ended January 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases .........................................                  $29,234,351
                                                                     ===========
Sales .............................................                  $24,053,951
                                                                     ===========

     At January 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation .........................            $  2,896,738
Gross unrealized depreciation .........................             (13,571,164)
                                                                   ------------
Net unrealized depreciation ...........................            $(10,674,426)
                                                                   ============

      5. Capital Loss Carryforwards

      At October 31, 1999, the Fund had, for Federal income tax purposes, approximately $2,858,500 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                           2002        2003       2004          2005      2007
--------------------------------------------------------------------------------
Carryforward Amounts    $1,197,000   $270,000   $205,000      $400,000  $786,500
--------------------------------------------------------------------------------

      6. Capital Shares

      At January 31, 2000, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

      Capital stock transactions during the period were as follows:

                                    Three Months Ended          Year Ended
                                     January 31, 2000        October 31, 1999
                                   --------------------    --------------------
                                   Shares       Amount     Shares      Amount
                                   ------      --------    -------   ----------
Shares issued on reinvestment.....   --           --       196,443   $1,868,671
                                   ======      ========    =======   ==========

                                                 Municipal High Income Fund Inc.
*                                                           Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

                                 2000(1)         1999         1998          1997        1996         1995
                                 -------         ----         ----          ----        ----         ----
Net Asset Value,
  Beginning of Period ........  $    9.00      $    9.77    $    9.76    $    9.53    $    9.51    $    8.98
                                ---------      ---------    ---------    ---------    ---------    ---------

Income (Loss) From Operations:
   Net investment income .....       0.15           0.58         0.60         0.61         0.63         0.64
   Net realized and
  unrealized gain (loss)  ....      (0.35)         (0.76)        0.03         0.24           --         0.54
                                ---------      ---------    ---------    ---------    ---------    ---------
Total Income (Loss)
  From Operations ............      (0.20)         (0.18)        0.63         0.85         0.63         1.18
                                ---------      ---------    ---------    ---------    ---------    ---------

Less Distributions From:
   Net investment income .....      (0.15)         (0.59)       (0.61)       (0.62)       (0.61)       (0.65)
   In excess of net
  investment income ..........         --             --        (0.01)          --           --           --
                                ---------      ---------    ---------    ---------    ---------    ---------

Total Distributions ..........      (0.15)         (0.59)       (0.62)       (0.62)       (0.61)
                                ---------      ---------    ---------    ---------    ---------    ---------
Net Asset Value,
  End of Period ..............  $    8.65      $    9.00    $    9.77    $    9.76    $    9.53    $    9.51
                                ---------      ---------    ---------    ---------    ---------    ---------
Total Return,
  Based on Market Value ......      (1.27)%++     (15.76)%       9.34%       17.22%       10.22%       14.17%
                                ---------      ---------    ---------    ---------    ---------    ---------

Total Return,
  Based on Net Asset Value ...      (2.05)%++      (1.79)%       6.75%        9.41%        7.39%       14.00%
                                ---------      ---------    ---------    ---------    ---------    ---------

Net Assets,
  End of Period (000s) .......  $ 176,841      $ 184,085    $ 197,944    $ 194,133    $ 187,303    $ 187,048
                                =========      =========    =========    =========    =========    =========
Ratios to Average Net Assets:
 Expenses ....................       0.70%+         0.73%        0.74%        0.74%        0.77%        0.84%
 Net investment income .......       6.53+          6.08         6.07         6.38         6.65         6.87
Portfolio Turnover Rate ......         14%            27%          57%          35%          17%          18%
Market Value, End of Period ..  $   7.750      $   8.000    $  10.125    $   9.875    $   9.000    $   9.000

(1)   For the three months ended January 31, 2000 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

                                                 Municipal High Income Fund Inc.
*                           Financial Data Per Share of Common Stock (unaudited)
================================================================================

                                                                      Dividend
 Record     Payable          NYSE        Net Asset     Dividend     Reinvestment
  Date        Date      Closing Price*     Value*        Paid           Price
--------    --------    --------------     ------      --------         -----
11/24/97    11/28/97      $ 9.938          $9.76       $0.0520         $9.56
12/22/97    12/26/97       10.000           9.83        0.0520          9.63
 1/27/98     1/30/98       10.125           9.85        0.0520          9.65
 2/24/98     2/27/98       10.063           9.86        0.0520          9.66
 3/24/98     3/27/98        9.813           9.83        0.0520          9.63
 4/21/98     4/24/98        9.563           9.80        0.0520          9.58
 5/26/98     5/29/98        9.375           9.80        0.0520          9.52
 6/23/98     6/26/98        9.750           9.81        0.0510          9.63
 7/28/98     7/31/98        9.750           9.83        0.0510          9.60
 8/25/98     8/28/98        9.875           9.76        0.0510          9.61
 9/22/98     9/25/98        9.813           9.72        0.0510          9.63
10/27/98    10/30/98       10.000           9.71        0.0510          9.57
11/23/98    11/27/98       10.188           9.73        0.0510          9.68
12/21/98    12/24/98       10.000           9.71        0.0485          9.52
 1/26/99     1/29/99        9.625           9.73        0.0485          9.53
 2/23/99     2/26/99        9.625           9.71        0.0485          9.52
 3/23/99     3/26/99        9.750           9.67        0.0485          9.48
 4/27/99     4/30/99        9.563           9.64        0.0485          9.45
 5/25/99     5/28/99        9.250           9.58        0.0485          9.35
 6/22/99     6/25/99        9.000           9.46        0.0485          9.08
 7/27/99     7/30/99        8.938           9.46        0.0485          8.84
 8/24/99     8/27/99        8.562           9.27        0.0485          8.79
 9/21/99     9/24/99        8.375           9.22        0.0485          8.37
10/26/99    10/29/99        7.625           9.00        0.0485          7.98
11/22/99    11/26/99        7.938           9.03        0.0485          7.74
12/27/99    12/30/99        7.313           8.86        0.0485          7.38
 1/25/00     1/28/00        7.750           8.70        0.0485          7.84

----------
* As of record date.

                                                 Municipal High Income Fund Inc.
*                                    Quarterly Results of Operations (unaudited)
================================================================================

                                                                                    Net Increase
                                         Net               Net Realized              (Decrease)
               Investment            Investment           and Unrealized            in Net Assets
                 Income                Income               Gain (Loss)            From Operations
           ------------------    ------------------     ------------------       ------------------
Quarter                  Per                   Per                    Per                      Per
  Ended       Total     Share       Total     Share        Total     Share          Total     Share
--------     -------    -----      -------    -----       -------    -----         -------    -----
 1/31/98   $3,350,456   $0.17    $2,981,194   $0.15    $ 2,552,783   $ 0.13     $ 5,533,977   $0.28
 4/30/98    3,347,620    0.17     2,986,264    0.15     (1,600,055)   (0.08)      1,386,209    0.07
 7/31/98    3,383,910    0.17     3,016,338    0.15        186,317     0.01       3,202,655    0.16
10/31/98    3,350,658    0.17     2,991,461    0.15       (477,395)   (0.02)      2,514,066    0.12
 1/31/99    3,334,071    0.17     2,963,369    0.15       (585,286)   (0.03)      2,378,083    0.12
 4/30/99    3,361,488    0.17     2,990,635    0.15     (2,036,950)   (0.10)        953,685    0.05
 7/31/99    3,265,290    0.17     2,898,717    0.14     (4,105,413)   (0.20)     (1,206,696)  (0.06)
10/31/99    3,269,246    0.17     2,951,688    0.14     (8,885,590)   (0.43)     (5,933,902)  (0.29)
 1/31/00    3,388,350    0.17     3,059,977    0.15     (7,328,329)   (0.35)     (4,268,352)  (0.20)

                                                 Municipal High Income Fund Inc.
*                                         Dividend Reinvestment Plan (unaudited)
================================================================================

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's common stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend, net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose common stock is registered in his or her own name will have all distributions reinvested automatically by PFPC Global Fund Services ("PFPC"), formerly known as First Data Investor Services Group, Inc., as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC, as dividend-paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value ("NAV") per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the NAV per share of the common stock at the time of valuation (which is the close of business on the determination date) exceeds the market price of common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds 98% of what the NAV per share of the common stock was at the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of common stock received by a Plan participant will be based on the

                                                 Municipal High Income Fund Inc.
*                             Dividend Reinvestment Plan (unaudited) (continued)
================================================================================

weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by PFPC may exceed 98% of the NAV per share of the common stock. PFPC will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. common stock in the account of each Plan participant will be held by PFPC an uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                          ----------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of January 31, 2000, the Fund has not repurchased any shares.

                                                 Municipal High Income Fund Inc.
                                                          Management of the Fund
================================================================================

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PNC Bank, N.A.
17th and Chestnut Street
Philadelphia, Pennsylvania 19103

                               [GRAPHIC OMITTED]

                                       *

This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                              388 Greenwich Street
                                New York, NY10013
                                 (212) 723-9218

                                  FD01095 3/00